                                                                   EXHIBIT 16.3

                  [BERKOVITS, LAGO & COMPANY, LLP LETTERHEAD]

                                                                    May 2, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

We have read Item 4, Changes in registrant's Certifying Accountant, of Form 8-K Amendment No. 3 filed April 23, 2003 of Syndicated Food service International, Inc. and are in agreement with the statements contained therein.



/s/ Berkovits, Lago & Company, LLP

Sincerely,